EXHIBIT 10.10

                                                                  CONFORMED COPY




                                                   FOURTH AMENDMENT dated as of
                                          December 6, 2001 (this "Amendment") to
                                          Credit Agreement dated as of February
                                          22, 2000 (as previously amended, the
                                          "Credit Agreement") among UCAR
                                          INTERNATIONAL INC., a Delaware
                                          corporation ("UCAR"), UCAR GLOBAL
                                          ENTERPRISES INC., a Delaware
                                          corporation ("Global"), UCAR FINANCE
                                          INC., a Delaware corporation (the
                                          "Borrower"), the LC Subsidiaries from
                                          time to time party thereto, the
                                          Lenders from time to time party
                                          thereto and JPMORGAN CHASE BANK, as
                                          Administrative Agent, Collateral Agent
                                          and Issuing Bank.

               A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended and have agreed to extend credit to the Borrower and the LC Subsidiaries, on the terms and subject to the conditions set forth therein.

               B. The Borrower has requested an amendment of the Credit Agreement as set forth herein.

               C. The Required Lenders are willing to agree to such amendment on the terms and subject to the conditions set forth herein.

               D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Credit Agreement.

               Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. (a)(i) Each of the following definitions in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                      "AMENDMENT FEES" shall mean, collectively, the Amendment
               Fee as such term is defined in each of the First Amendment dated as of October 11, 2000 to this Agreement, the Second Amendment dated as of April 25, 2001 to this Agreement, the Third Amendment dated as of July 10, 2001 to this Agreement, and the Fourth Amendment dated as of November 30, 2001, to this Agreement, plus any other fees, costs and expenses incurred in connection with such amendments, including, but not limited to, attorneys' fees, PROVIDED that the aggregate amount of the

               "Amendment Fees" for purposes of the calculations referred to in Sections 7.11 and 7.12 shall not exceed $7 million.

                      "INTERCOMPANY REVOLVING LOAN" shall mean a loan made by
               the Borrower to an Intercompany Borrower in accordance with the provisions of Section 3.01(b) or made or arising in the Realignment Transactions.

                      "INTERCOMPANY TERM LOAN" shall mean a loan made by the
               Borrower to an Intercompany Borrower in accordance with the provisions of Section 3.01(a) or made or arising in the Realignment Transactions.

                      "REALIGNMENT TRANSACTIONS" shall mean the transactions
               specified on Schedule 10.15, as modified in accordance with the penultimate sentence of Section 10.15.

               (ii) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in the appropriate alphabetical order the following definition:

                      "CASH FLOW NOTES" shall mean Indebtedness of UCAR S.A. (a)
               owed to any Foreign Subsidiary; (b) incurred under Section III.1 of Schedule 10.15 or incurred thereafter for the purpose of advancing cash from such Foreign Subsidiary to UCAR, Global, the Borrower or another Wholly Owned Domestic Subsidiary; (c) subordinated to the payment in full of all obligations of UCAR S.A. in respect of its Intercompany Loans; and (d) limited in recourse to the assets of UCAR S.A. other than the Capital Stock of the Subsidiaries owned by UCAR S.A.

               (b) The definition of "INTERCOMPANY BORROWERS" is hereby amended by deleting the reference therein to "UCAR Electrodos S.l." and replacing it with a reference to "UCAR Electrodos II, S.L., EMSA (Pty) Limited, UCAR Carbon Mexicana S.A. de C.V. and each other Wholly Owned Subsidiary that borrows, incurs, assumes or otherwise becomes the obligor in respect of any Intercompany Revolving Loan or Intercompany Term Loan as a result of any Realignment Transaction".

               (c) The definition of "PREPAYMENT EVENT" is hereby amended by adding after the reference to "Section 7.01" contained in clause (d) thereof the phrase "(other than clauses (xiii) and (xiv) of 7.01(a))".

               (d) Section 2.10(c) of the Credit Agreement is hereby amended by inserting after the reference to "60%" in clause (ii) of the parenthetical contained therein the phrase "or (iii) in the case of that portion of Indebtedness incurred under Section 7.01(a)(xiv) that is referred to in clause (B) of the proviso thereto, 50%".

               (e) Section 3.03(b) of the Credit Agreement is hereby amended by adding at the end of clause (i) thereof the phrase "and up to $40,000,000 of the Intercompany Term Loans of each of EMSA (Pty) Limited and UCAR Carbon Mexicana S.A. de C.V. may be prepaid with the proceeds of unsecured Indebtedness incurred by such Intercompany

        Borrower in its jurisdiction of organization if all the Net Proceeds of such prepayment of Intercompany Term Loans are applied by the Borrower to prepay Term Borrowings in accordance with Section 2.10(c)"; and by adding at the beginning of clause (ii) thereof the phrase "in addition to prepayments otherwise permitted by clause (i) or (iii) of this
        Section 3.03 (b)".

               (f) Section 7.01(a) of the Credit Agreement is hereby amended by renumbering the last clause thereof "(xv)" rather than "(xiii)"; changing the reference in such new clause (xv) from "(xii)" to "(xiv)"; deleting the "and" at the end of clause (xii) thereof; and inserting between such clause (xii) and new clause (xv) the following new clauses:

                      (xiii) unsecured Indebtedness of EMSA (Pty) Limited or
               UCAR Carbon Mexicana S.A. de C.V. in an aggregate principal amount for each not to exceed $40,000,000, PROVIDED that such Indebtedness is borrowed from lenders in the jurisdiction of organization of such Intercompany Borrower and that all the Net Proceeds thereof are applied by such Intercompany Borrower to prepay Intercompany Term Loans, and by the Borrower to prepay Term Loans, in accordance with Section 2.10(c);

                      (xiv) unsecured Indebtedness of the Borrower not
               guaranteed by any person other than UCAR and Global in an aggregate principal amount not to exceed $300,000,000, and any unsecured Guarantee by UCAR or Global of such Indebtedness, PROVIDED that (A) 100% of the Net Proceeds of the first $200,000,000 aggregate principal amount thereof, and (B) 50% of the Net Proceeds of the next $100,000,000 aggregate principal amount thereof, shall be applied to prepay Term Loans in accordance with Section 2.10(c); and

               (g) Section 7.06(a) of the Credit Agreement is hereby amended by deleting the phrase "Loan Party" immediately before the parenthetical contained therein.

               (h) Section 7.11 of the Credit Agreement is hereby amended by adding at the end of the proviso thereto the following proviso:

               "; PROVIDED FURTHER HOWEVER, that for purposes of calculating the Interest Coverage Ratio to determine compliance with this Section, (A) to the extent that any amount of the Amendment Fees is deducted in determining the consolidated net income of UCAR, Global, the Borrower and the Subsidiaries and is not added back by the definition of EBITDA, such amount shall be added back to EBITDA, and (B) Cash Interest Expense shall not include any amounts attributable to Indebtedness incurred to finance the Amendment Fees."

               (i) Section 7.12 of the Credit Agreement is hereby amended by adding at the end of the proviso thereto the following proviso:

               "; PROVIDED FURTHER HOWEVER, that for purposes of calculating the Leverage Ratio to determine compliance with this Section, (A) to the extent that any amount of the Amendment Fees is deducted in determining the consolidated net income of UCAR, Global, the Borrower and the Subsidiaries and is not added back by the definition of EBITDA, such amount shall be added back to EBITDA, and (B) Net Debt shall not include Indebtedness incurred to finance the Amendment Fees."

               (j) Article VII is hereby amended by adding at the end thereof the following new Section 7.14:

                      "SECTION 7.14. UCAR S.A. Notwithstanding any provision to
               the contrary contained in this Agreement, UCAR S.A. shall not, without the prior written consent of the Administrative Agent (a) transfer to any Subsidiary (other than a Wholly Owned Subsidiary that is a Loan Party) any Capital Stock of any Subsidiary acquired by it in connection with the Realignment Transactions or
               (b) incur, create, assume or otherwise become liable for or permit to exist any Indebtedness of UCAR S.A., other than Indebtedness incurred under Section 7.01(a)(i), (ii), (iii),
               (iv), (v), (vii), (viii), (x), (xii)(B) or (xv); PROVIDED that
               (x) any Indebtedness incurred under such clause (iii), (iv) or
               (vii) shall have been incurred solely to finance or support the operations of UCAR S.A. (and not the operations of any of its Affiliates), (y) the aggregate amount at any time outstanding of Indebtedness incurred under such clause (vii) shall not exceed SFr5,000,000 and (z) any Indebtedness incurred by UCAR S.A. under such clause (v) shall constitute a Cash Flow Note. UCAR, Global and the Borrower shall use their best efforts, consistent with optimizing their tax position, to minimize the aggregate principal amount of Cash Flow Notes outstanding at any time.

               (k) The Credit Agreement is hereby amended by adding at the end thereof the following new Section 10.15 and adding to the Schedules to the Credit Agreement new Schedule 10.15 in the form attached hereto:

                      "SECTION 10.15. BUSINESS REALIGNMENT. Notwithstanding any
               provision of this Agreement to the contrary, the Loan Parties are expressly permitted to consummate the transactions set forth on
               Schedule 10.15 hereto, PROVIDED that (a) the Loan Parties shall on or prior to the consummation of any Realignment Transaction have (i) executed and delivered to the Collateral Agent a reaffirmation agreement satisfactory in form and scope to the Collateral Agent, reaffirming the security interests and guarantees not required to be released in connection with the Realignment Transactions and confirming the obligations of the Loan Parties to provide additional collateral and other further assurances contemplated by the Loan Documents, (ii) delivered a completed Perfection Certificate giving effect to the Realignment

               Transactions to be consummated, (iii) taken, or arranged for the taking of, all actions required or reasonably requested by the Collateral Agent to satisfy the Collateral and Guarantee Requirement after giving effect to the Realignment Transactions to be consummated and (iv) delivered such legal opinions and evidence of authority as the Collateral Agent shall have reasonably requested, all in form and scope satisfactory to the Collateral Agent, and (b) substantially all the Realignment Transactions shall (subject to the next succeeding sentence) be consummated on or prior to December 31, 2001, PROVIDED that those set forth in Sections III.4 and III.5 of Schedule 10.15 may be consummated at a later time subject to the conditions set forth in clauses (a) and (b) of this proviso insofar as they apply to such deferred Realignment Transactions and the parties thereto. The Agents are hereby directed and authorized to take such action and execute such documents as the Borrower may reasonably request, at the Borrower's sole expense, including the release of any Lien or the consent to any transfer of any asset subject to any Lien, to facilitate or permit the Realignment Transactions. It is understood that the Realignment Transactions may be modified with the prior written consent of the Administrative Agent to eliminate or alter particular transactions set forth on
               Schedule 10.15 or to include transactions not set forth on
               Schedule 10.15, PROVIDED, that no such changes shall, in the judgment of the Collateral Agent, taken together with any other changes, (i) reduce the benefit to the Lenders of the Collateral and the Guarantees, taken as a whole, in any material respect from that anticipated after giving effect to the Realignment Transactions as described on Schedule 10.15 or (ii) otherwise be adverse in any material respect to the rights or interests of the Lenders. In making any determination referred to in the proviso to the immediately preceding sentence, the Administrative Agent may if it deems appropriate, but shall not be required to, communicate any proposed modifications to the Realignment Transactions to the Lenders prior to its consent thereto, and shall be entitled, in the absence of any contrary communication received from any Lender within a reasonable period of time specified in such communication, to assume that such Lender agrees that the proposed modification will satisfy the standards set forth in clauses (i) and (ii) of such proviso."

               (l) All references in the Credit Agreement to "Graph-Tech Inc." shall be changed to references to "Graftech Technology Company Inc."

               SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of UCAR, Global and the Borrower represents and warrants to each Lender that after giving effect to this Amendment: (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b) no Default or Event of Default has occurred and is continuing.

               SECTION 3. EFFECTIVENESS. This Amendment shall become effective as of the date first written above on the date (the "AMENDMENT EFFECTIVE DATE") on which the

Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, UCAR, Global and the Required Lenders.

               SECTION 4. AMENDMENT FEE. The Borrower agrees to pay to each Lender that executes and delivers to the Administrative Agent (or its counsel) a copy of this Amendment at or prior to 5:00 p.m., New York City time, on December 6, 2001 an amendment fee (the "AMENDMENT FEE") in an amount equal to 0.10% of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date; PROVIDED that the Borrower shall have no liability for any such Amendment Fee if this Amendment does not become effective. Such Amendment Fee shall be payable on the Amendment Effective Date to each Lender entitled to receive such fee as determined pursuant to this Section 4.

               SECTION 5. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

               SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

               SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               SECTION 8. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                            [SIGNATURE PAGES FOLLOW]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.



                                     UCAR INTERNATIONAL INC.,

                                     By: /S/ CORRADO DEGASPERIS
                                         ----------------------
                                     Name:  Corrado DeGasperis
                                     Title:


                                     UCAR GLOBAL ENTERPRISES INC.,

                                     By: /S/ CORRADO DeGasperis
                                         ----------------------
                                     Name:  Corrado DeGasperis
                                     Title:


                                     UCAR FINANCE INC.,

                                     By: /S/ CORRADO DEGASPERIS
                                         ----------------------
                                     Name:  Corrado DeGasperis
                                     Title:


                                     JPMORGAN CHASE BANK, as a Lender, and as Administrative Agent, Collateral Agent and Issuing Bank,

                                     By: /S/ JAMES RAMAGE
                                         ----------------
                                     Name:  James Ramage
                                     Title:  Managing Director

8


    Signature Page to Fourth Amendment to UCAR Finance Inc. Credit Agreement.




                                    CREDIT SUISSE FIRST BOSTON

                                    By: /S/ MARK E. GLEASON
                                       --------------------
                                    Name:  Mark E. Gleason
                                    Title: Director

                                    By: /S/ JOHN D. LEWIS
                                        -----------------
                                    Name:  John D. Lewis
                                    Title:   Associate



                                    BANK OF AMERICA, N.A.

                                    By:  /S/ H. LEONARD NORMAN
                                        ----------------------
                                    Name:  H. Leonard Norman
                                    Title:  Managing Director



                                    FLEET NATIONAL BANK

                                    By:  /S/ IRENE BERTOZZI BARTENSTEIN
                                        -------------------------------
                                    Name:  Irene Bertozzi Bartenstein
                                    Title:  Vice President



                                    THE BANK OF NOVA SCOTIA

                                    By:  /S/ TODD MELLER
                                        ----------------
                                    Name:  Todd Meller
                                    Title:  Managing Director



                                    FIRST UNION NATIONAL BANK

                                    By:  /S/ ROBERT BROWN
                                        -----------------
                                    Name:  Robert Brown
                                    Title:  Vice President

                                    ABN AMRO BANK N.V.

                                    By:  /S/  JAMES S. KREITLER
                                         ----------------------
                                    Name:  James S. Kreitler
                                    Title:  Group Vice President

                                    By:  /S/ CRAIG W. TRAUTWEIN
                                         ----------------------
                                    Name:  Craig W. Trautwein
                                    Title:  Vice President



                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:  /S/  ATTILA KOC
                                         ---------------
                                    Name:  Attila Koc
                                    Title:  Senior Vice President


                                    MELLON BANK, N.A.

                                    By:  /S/ JOHN R. COOPER
                                         ------------------
                                    Name:  John R. Cooper
                                    Title:  Vice President



                                    CREDIT INDUSTRIEL ET COMMERCIAL

                                    By:  /S/  GARY GEORGE
                                         ----------------
                                    Name:  Gary George
                                    Title:  Manager

                                    By:  /S/  TIM HUBAND
                                         ---------------
                                    Name:  Time Huband
                                    Title:  Manager



                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:  /S/ GREGORY HONG
                                         ----------------
                                    Name:  Gregory Hong
                                    Title:  Duly Authorized Signatory

                                     THE BANK OF NEW YORK

                                     By:  /S/ STEVEN CAVALUZZO
                                          --------------------
                                     Name:  Steven Cavaluzzo
                                     Title:  Vice President



                                     PNC BANK NATIONAL ASSOCIATION

                                     By:  /S/  LOUIS K. MCLINDEN, JR.
                                          ---------------------------
                                     Name:  Louis K. McLinded, Jr.
                                     Title:  Vice President




                                     CIBC WORLD MARKETS PLC

                                     By:  /S/ JANE CURRY
                                          --------------
                                     Name:  Jane Curry
                                     Title:  Associate




                                     THE FUJI BANK, LIMITED

                                     By:  /S/ JOHN DOYLE
                                          --------------
                                          Name:  John Doyle
                                          Title:  Vice President and Manager



                                     PB CAPITAL CORPORATION

                                     By:  /S/ RONNI J. LEOPOLD
                                          --------------------
                                     Name:  Ronnie J. Leopold
                                     Title:  Vice President

                                     By:  /S/ AURELIO ALMONTE
                                          -------------------
                                     Name:  Aurelio Almonte
                                     Title:  Associate

                                     NATIEXIS BANQUES POPULAIRES

                                     By:  /S/ FRANK H. MADDEN
                                          -------------------
                                     Name:  Frank H. Madden
                                     Title:  Vice President & Group Manager

                                     By:  /S/ HARRIS FROMMER
                                          ------------------
                                     Name:  Harris Frommer
                                     Title:  Assistant Vice President



                                     BANK PEKAO SA

                                     By:  /S/ HUSSEIN B. EL-TAWIL
                                          -----------------------
                                     Name:  Hussein B. El-Tawil
                                     Title:  Vice President



                                     MONUMENT CAPITAL LTD., as Assignee
                                     By:  Alliance Capital Management L.P.,
                                     As Investment Manager
                                     By:  Alliance Capital Management
                                     Corporation, as General Partner

                                     By:  /S/ SVERKER JOHANSSON
                                          ---------------------
                                     Name:  Sverker Johansson
                                     Title:  Vice President



                                     AIMCO CDO SERIES 2000-A

                                     By:  /S/
                                          ---
                                     Name:
                                     Title:

                                     By:  /S/
                                          ---
                                     Name:
                                     Title:  Authorized Signatory

                                     ALLSTATE LIFE INSURANCE COMPANY

                                     By:  /S/
                                          ---
                                     Name:
                                     Title:

                                     By:  /S/
                                          ---
                                     Name:
                                     Title:  Authorized Signatory



                                     AMMC CDO I, LIMITED
                                     By: American Money Management Corp., as
                                     Collateral Manager

                                     By:  /S/ DAVID P. MEYER
                                          ------------------
                                     Name:  David P. Meyer
                                     Title:  Vice President



                                     AMMC CDO II, LIMITED
                                     By: American Money Management Corp., as
                                     Collateral Agent

                                     By:  /S/ DAVID P. MEYER
                                          ------------------
                                     Name:  David P. Meyer
                                     Title:  Vice President



                                     ARES III CLO LTD.
                                     By: ARES CLO Management LLC, Investment
                                         Manager

                                     By:  /S/ DAVID A. SACHS
                                          ------------------
                                     Name:  David A. Sachs
                                     Title:  Vice President

                                     ARES IV CLO LTD.
                                     By: Ares CLO Management IV, L.P.,
                                     Investment Manager
                                     By: Ares CLO GP IV, LLC, Its Managing
                                     Member

                                     By:  /S/ DAVID A. SACHS
                                         -------------------
                                     Name:  David A. Sachs
                                     Title:  Vice President



                                     Sankaty Adivsors, Inc., as Collateral
                                     Manager for BRANT POINT CBO 1999-1 LTD., as Term Lender

                                     By:  /S/ DIANE J. EXTER
                                         -------------------
                                     Name:  Diane J. Exter
                                     Title:  Managing Director
                                             Portfolio Manager



                                     Sankaty Adivsors, Inc., as Collateral
                                     Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender

                                     By:  /S/ DIANE J. EXTER
                                         -------------------
                                     Name:  Diane J. Exter
                                     Title:  Managing Director
                                                Portfolio Manager



                                     SANKATY HIGH YIELD ASSET PERTNERS, L.P.

                                     By:  /S/ DIANE J. EXTER
                                         -------------------
                                     Name:  Diane J. Exter
                                     Title:  Managing Director
                                             Portfolio Manager



                                     SANKATY HIGH YIELD PARTNERS II, L.P.

                                     By:  /S/ DIANE J. EXTER
                                         -------------------
                                     Name:  Diane J. Exter
                                     Title:  Managing Director
                                             Portfolio Manager

                                     SANKATY HIGH YIELD PARTNERS III, L.P.

                                     By:  /S/ DIANE J. EXTER
                                         -------------------
                                     Name:  Diane J. Exter
                                     Title:  Managing Director
                                             Portfolio Manager



                                     HARBOUR TOWN FINDING TRUST

                                     By: /S/ANN E. MORRIS
                                         ----------------
                                     Name:  Ann E. Morris
                                     Title:  Authorized Agent



                                     APEX (TRIMARAN) CDO I, LTD.
                                     By Trimaran Advisors, L.L.C.

                                     By:  /S/ DEAN T. CRIARES
                                          -------------------
                                     Name:  Dan T. Criares
                                     Title:  Managing Director



                                     SAWGRASS TRADING LLC

                                     By:  /S/ DIANA L. MUSHILL
                                        ----------------------
                                     Name:  Diana L. Mushill
                                     Title:  Assistant Vice President



                                     CARLYLE HIGH YIELD PARTNERS II, LTD.

                                     By:  /S/ LINDA M. PACE
                                          -------------------
                                     Name:  Linda M. Pace
                                     Title:  Vice President

                                     CARLYLE HIGH YIELD PARTNERS III, LTD.

                                     By:  /S/ LINDA M. PACE
                                        -------------------
                                     Name:  Linda M. Pace
                                     Title:  Vice President



                                     CARLYLE HIGH YIELD PARTNERS, L.P.

                                     By:  /S/ LINDA M. PACE
                                          -----------------
                                     Name:  Linda M. Pace
                                     Title:  Vice President



                                     KZH CNC LLC

                                     By:  /S/ SUSAN LEE
                                          -------------
                                     Name:  Susan Lee
                                     Title:  Authorized Agent



                                     WINGED FOOT FUNDING TRUST

                                     By: /S/ ANN E. MORRIS
                                        -------------------
                                     Name:  Ann E. Morris
                                     Title:  Authorized Agent



                                     EATON VANCE CDO III, LTD.
                                     By: Eaton Vance Management
                                     as Investment Advisor

                                     By: /S/ PAYSON F. SWAFFIELD
                                        -------------------------
                                     Name:  Payson F. Swaffield
                                     Title:  Vice President



                                     EATON VANCE SENIOR INCOME TRUST
                                     By: Eaton Vance Management
                                     As Investment Advisor

                                     By: /S/ PAYSON F. SWAFFIELD
                                         -----------------------
                                     Name:  Payson F. Swaffield
                                     Title:  Vice President

                                     GRAYSON & CO.
                                     By: Boston Management and Research
                                     As Investment Advisor

                                     By:  /S/ PAYSON F. SWAFFIELD
                                          -----------------------
                                     Name:  Payson F. Swaffield
                                     Title:  Vice President



                                     SENIOR DEBT PORTFOLIO
                                     By: Boston Management and Research
                                     As Investment Advisor

                                     By:  /S/ PAYSON F. SWAFFIELD
                                          -----------------------
                                     Name:  Payson F. Swaffield
                                     Title:  Vice President



                                     GENERAL ELECTRIC CAPITAL CORPORATION

                                     By: /S/ GREGORY HONG
                                         ----------------
                                     Name:  Gregory Hong
                                     Title: Duly Authorized Signatory



                                     BLUE SQUARE FUNDING SERIES 3
                                     By: Bankers Trust Company, as Trustee

                                     By:  /S/ SUSAN ANDERSON
                                          ------------------
                                     Name:  Susan Anderson
                                     Title:  Assistant Vice President



                                     ELF FUNDING CAPITAL MANAGEMENT, L.P.
                                     By: Highland Capital Management, L.P.
                                     As Collateral Manager

                                     By:  /S/  MARK K. OKADA, CFA
                                          -----------------------
                                     Name:  Mark K. Okada
                                     Title:  Executive Vice President

                                     GLENEAGLES TRADING LLC

                                     By:  /S/ DIANA L. MUSHILL
                                          --------------------
                                     Name:  Diana L. Mushill
                                     Title:  Assistant Vice President



                                     PAMCO CAYMAN LTD.
                                     By: Highland Capital Management, L.P.
                                     As Collateral Manager

                                     By:  /S/ MARK K. OKADA
                                          -----------------
                                     Name:  Mark K. Okada
                                     Title:  Executive Vice President



                                     INDOSUEZ CAPITAL FUNDING IV, L.P.
                                     By: Indosuez Capital as Portfolio Advisor

                                     By:  /S/ ANDREW BRADY
                                          ----------------
                                     Name:  Andrew Brady
                                     Title:  Vice President



                                     ARCHIMEDES FUNDING II, LTD.
                                     By: ING Capital Advisors LLC,
                                     As Collateral Manager

                                     By:  /S/ GORDON R. COOK
                                          ------------------
                                     Name:  Gordon R. Cook
                                     Title:  Vice President


                                     ARCHIMEDES FUNDING III, LTD.
                                     By: ING Capital Advisors LLC,
                                     As Collateral Manager

                                     By:  /S/ GORDON R. COOK
                                          ------------------
                                     Name:  Gordon R. Cook
                                     Title:  Vice President

                                     SEQUILS-ING I (HBDGM), LTD.
                                     By: ING Capital Advisors LLC,
                                     As Collateral Manager

                                     By:  /S/ GORDON R. COOK
                                          ------------------
                                     Name:  Gordon R. Cook
                                     Title:  Vice President



                                     SWISS LIFE US RAINBOW LIMITED
                                     By: ING Capital Advisors LLC,
                                     As Collateral Manager

                                     By:  /S/ GORDON R. COOK
                                          ------------------
                                     Name:  Gordon R. Cook
                                     Title:  Vice President



                                     KZH ING - 1 LLC

                                     By:  /S/ SUSAN LEE
                                          -------------
                                     Name: Susan Lee
                                     Title:  Authorized Agent



                                     KZH ING - 2 LLC

                                     By:  /S/ SUSAN LEE
                                          -------------
                                     Name: Susan Lee
                                     Title:  Authorized Agent



                                     KZH ING - 3 LLC

                                     By:  /S/ SUSAN LEE
                                          -------------
                                     Name: Susan Lee
                                     Title:  Authorized Agent

                                     AERIES FINANCE-II LTD.
                                     By: INVESCO Senior Secured Management,
                                     Inc. as Sub-Managing Agent

                                     BY: GREGORY STOCKLE
                                     -------------------
                                     Name: Gregory Stockle
                                     Title:  Authorized Signatory



                                     AMARA 2 FINANCE LTD.
                                     By: INVESCO Senior Secured Management,
                                     Inc. as Sub-Managing Agent

                                     BY: GREGORY STOCKLE
                                     -------------------
                                     Name: Gregory Stockle
                                     Title:  Authorized Signatory



                                     AVALON CAPITAL LTD.
                                     By: INVESCO Senior Secured Management,
                                     Inc. as Sub-Managing Agent

                                     BY: GREGORY STOCKLE
                                     Name: Gregory Stockle
                                     ---------------------
                                     Title:  Authorized Signatory



                                     AVALON CAPITAL LTD. 2
                                     By: INVESCO Senior Secured Management,
                                     Inc. as Sub-Managing Agent

                                     BY: GREGORY STOCKLE
                                     Name: Gregory Stockle
                                     ---------------------
                                     Title:  Authorized Signatory



                                     CERES II FINANCE LTD.
                                     By: INVESCO Senior Secured Management,
                                     Inc. as Sub-Managing Agent

                                     BY: GREGORY STOCKLE
                                     Name: Gregory Stockle
                                     ---------------------
                                     Title:  Authorized Signatory

                                     CHARTER VIEW PORTFOLIO
                                     By: INVESCO Senior Secured Management,
                                     Inc. as Sub-Managing Agent

                                     BY: GREGORY STOCKLE
                                     -------------------
                                     Name: Gregory Stockle
                                     Title:  Authorized Signatory



                                     TRITON CDO IV, LIMITED
                                     By: INVESCO Senior Secured Management,
                                     Inc. as Sub-Managing Agent

                                     BY: GREGORY STOCKLE
                                     -------------------
                                     Name: Gregory Stockle
                                     Title:  Authorized Signatory



                                     KATONAH I, LTD.

                                     By:  /S/ RALPH DELLA ROCCA
                                          ---------------------
                                     Name:  Ralph Della Rocca
                                     Title:  Authorized Officer
                                                Katonah LLC as Manager



                                     KATONAH II, LTD.

                                     By:  /S/ RALPH DELLA ROCCA
                                          ---------------------
                                     Name:  Ralph Della Rocca
                                     Title:  Authorized Officer
                                                Katonah LLC as Manager



                                     MAPLEWOOD (CAYMAN) LTD.
                                     By: Mass Mutual Life Insurance Co.
                                     As Investment Manager

                                     By:  /S/ STEVEN J. KATZ
                                          ------------------
                                     Name:  Steven J. Katz
                                     Title:  Second Vice President and
                                                Associate General Counsel

                                     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                     By:  /S/ STEVEN J. KATZ
                                          ------------------
                                     Name:  Steven J. Katz
                                     Title:  Second Vice President and
                                             Associate General Counsel



                                     SIMSBURY CLO, LTD.
                                     By: Mass Mutual Life Insurance Co.
                                     As Collateral Manager

                                     By:  /S/ STEVEN J. KATZ
                                          ------------------
                                     Name:  Steven J. Katz
                                     Title:  Second Vice President and
                                             Associate General Counsel



                                     MOUNTAIN CAPITAL CLO II LTD.

                                     By:  /S/ CHRIS SIDDONS
                                          -----------------
                                     Name:  Chris Siddons
                                     Title:  Director



                                     MUZINICH CASHFLOW CBO LTD.

                                     By:  /S/ DANIEL NACCARELLA
                                          ---------------------
                                     Name:  Daniel Naccarella
                                     Title:  Authorized Signatory



                                     ADDISON CDO, LIMITED (ACCT 1279)
                                     BY: Pacific Investment Management Company
                                     LLC, as its Investment Advisor

                                     By:  /S/ MOHAN V. PHANSALKAR
                                          -----------------------
                                     Name:  Mohan V. Phansalkar
                                     Title:  Executive Vice President

                                     ATHENA CDO, LIMITED (ACCT 1277)
                                     BY: Pacific Investment Management Company
                                     LLC, as its Investment Advisor

                                     By:  /S/ MOHAN V. PHANSALKAR
                                          -----------------------
                                     Name:  Mohan V. Phansalkar
                                     Title:  Executive Vice President



                                     BEDFORD CDO, LIMITED (ACCT 1276)
                                     BY: Pacific Investment Management Company
                                     LLC, as its Investment Advisor

                                     By:  /S/ MOHAN V. PHANSALKAR
                                          -----------------------
                                     Name:  Mohan V. Phansalkar
                                     Title:  Executive Vice President



                                     CAPTIVA III FINANCE LTD. (ACCT 275),
                                     As Advised by Pacific Investment
                                     Management Company LLC

                                     By:  /S/ DAVID DYER
                                          --------------
                                     Name:  David Dyer
                                     Title:  Director



                                     DELANO COMPANY (ACCT 274)
                                     BY: Pacific Investment Management Company
                                     LLC, as its Investment Advisor

                                     By:  /S/ MOHAN V. PHANSALKAR
                                          -----------------------
                                     Name:  Mohan V. Phansalkar
                                     Title:  Executive Vice President



                                     JISSEKIKUN FUNDING, LTD. (ACCT 1228)
                                     BY: Pacific Investment Management Company
                                     LLC, as its Investment Advisor

                                     By:  /S/ MOHAN V. PHANSALKAR
                                          -----------------------
                                     Name:  Mohan V. Phansalkar
                                     Title:  Executive Vice President

                                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                                     By:  PPM America, Inc., as Attorney-in-Fact

                                     By:  /S/ JOHN WALDING
                                          ----------------
                                     Name:  John Walding
                                     Title:  Senior Managind Director



                                     PPM SPYGLASS FUNDING TRUST

                                     By: /S/ ANN E. MORRIS
                                         -----------------
                                     Name:  Ann E. Morris
                                     Title:  Authorized Agent



                                     KZH RIVERSIDE LLC

                                     By: /S/ SUSAN LEE
                                         -------------
                                     Name:  Susan Lee
                                     Title:  Authorized Agent



                                     SCUDDER FLOATING RATE FUND

                                     By: /S/ KENNETH WEBER
                                         -----------------
                                     Name:  Kenneth Weber
                                     Title:  Senior Vice President



                                     STANFIELD CLO LTD.
                                     By:  Stanfield Capital Partners LLC
                                     as its Collateral Manager

                                     By: /S/ CHRISTOPHER A. BONDY
                                         ------------------------
                                     Name:  Christopher A. Bondy
                                     Title:  Partner

                                     STANFIELD/RMF TRANSATLANTIC CDO LTD.
                                     By:  Stanfield Capital Partners LLC
                                     as its Collateral Manager

                                     By: /S/ CHRISTOPHER A. BONDY
                                         ------------------------
                                     Name:  Christopher A. Bondy
                                     Title:  Partner



                                     LIBERTY - STEIN ROE ADVISOR FLOATING RATE
                                     ADVANTAGE FUND
                                     By: Stein Roe & Farnham Incorporated, as
                                     Advisor

                                     By:  /S/ JAMES R. FELLOWS
                                          --------------------
                                     Name: James R. Fellows
                                     Title:  Senior Vice President & Portfolio
                                             Manager



                                     SRF 2000 LLC

                                     By: /S/ DIANA MUSHILL
                                         -----------------
                                     Name: Diana Mushill
                                     Title:  Assistant Vice President



                                     SRF TRADING, INC.

                                     By: /S/ DIANA MUSHILL
                                         -----------------
                                     Name: Diana Mushill
                                     Title:  Assistant Vice President



                                     STEIN ROE & FARNHAM CLO I LTD.
                                     By: Stein Roe & Farnham Incorporated, as
                                     Portfolio Manager

                                     By:  /S/ JAMES R. FELLOWS
                                          --------------------
                                     Name: James R. Fellows
                                     Title:  Senior Vice President & Portfolio
                                             Manager

                                     STEIN ROE FLOATING RATE LIMITED LIABILITY
                                     COMPANY

                                     By:  /S/ JAMES R. FELLOWS
                                          --------------------
                                     Name: James R. Fellows
                                     Title:  Senior Vice President
                                             Stein Roe & Farnham
                                             Incorporated, as
                                             Advisor to the Stein Roe
                                             Floating Rate
                                             Limited Liability Company



                                     GALAXY CLO 1999-1, LTD.
                                     By:  SAI Investment Advisor, Inc.
                                     Its Collateral Manager

                                     By: /S/  STEVEN OH
                                         --------------
                                     Name: Steven Oh
                                     Title:  Authorized Agent



                                     KZH SOLIEL - 2 LLC

                                     By: /s/ Susan Lee
                                     Name:  Susan Lee
                                     Title:  Authorized Agent



                                     TORONTO DOMINION (NEW YORK), INC.

                                     By: /S/ STACEY MALEK
                                         ----------------
                                     Name: Stacey Malek
                                     Title:  Vice President



                                     VAN KAMPEN CLO II, LIMITED
                                     By: Van Kampen Management Inc.
                                     As Collateral Manager

                                     By: /S/ DARVIN D. PIERCE
                                         --------------------
                                     Name:  Darvin D. Pierce
                                     Title:  Executive Director

                                     VAN KAMPEN PRIME RATE INCOME TRUST
                                     By: Van Kampen Investment Advisory Corp.

                                     By: /S/ DARVIN D. PIERCE
                                         --------------------
                                     Name:  Darvin D. Pierce
                                     Title:  Executive Director



                                     VAN KAMPEN SENIOR INCOME TRUST
                                     By: Van Kampen Investment Advisory Corp.

                                     By: /S/ DARVIN D. PIERCE
                                         --------------------
                                     Name:  Darvin D. Pierce
                                     Title:  Executive Director



                                     VAN KAMPEN SENIOR FLOATING RATE FUND
                                     By: Van Kampen Investment Advisory Corp.

                                     By: /S/ DARVIN D. PIERCE
                                         --------------------
                                     Name:  Darvin D. Pierce
                                     Title:  Executive Director